                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]     Preliminary Proxy Statement

[X]     Definitive Proxy Statement

[_]     Definitive Additional Materials

[_]     Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                              HARDIN BANCORP, INC.
        -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              HARDIN BANCORP, INC.
        -------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4)  Proposed maximum aggregate value of transaction:


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount previously paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

Notes:

                                                                   June 25, 1996



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Hardin Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 1:30 p.m., Hardin, Missouri time on July 25, 1996 at the American Legion Hall, located at 103 West Elm Street, Hardin, Missouri.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company since the completion of the conversion of Hardin Federal Savings Bank (the "Bank") from mutual to stock form and its reorganization into the holding company form of ownership.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect four directors of the Company and to ratify the appointment of independent auditors of the Company for the fiscal year ending March 31, 1997. The Board has carefully considered both of these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for both of the proposals.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                        Sincerely,



                                        Robert W. King
                                        President and Chief Executive Officer

                              HARDIN BANCORP, INC.
                               2nd and Elm Street
                            Hardin, Missouri  64035
                                 (816) 398-4312

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on July 25, 1996


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Hardin Bancorp, Inc. will be held at the American Legion Hall, located at 103 West Elm Street, Hardin, Missouri at 1:30 p.m., Hardin, Missouri time, on July 25, 1996.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Company for three year terms, one director for a two year term and one director for a one year term;

     2. The ratification of the appointment of KPMG Peat Marwick LLP as the auditors of the Company for the fiscal year ending March 31, 1997;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 11, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                               BY ORDER OF THE BOARD OF DIRECTORS



                               Karen K. Blankenship
                               Secretary

Hardin, Missouri
June 25, 1996


- --------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A
SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED IF MAILED WITHIN THE UNITED STATES.
- --------------------------------------------------------------------------------

                                PROXY STATEMENT


                             Hardin Bancorp, Inc.
                              2nd and Elm Street
                            Hardin, Missouri  64035
                                (816) 398-4312


                        ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held July 25, 1996


          This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Hardin Bancorp, Inc. (the "Company"), the parent company of Hardin Federal Savings Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the American Legion Hall, located at 103 West Elm Street, Hardin, Missouri on July 25, 1996, at 1:30 p.m., Hardin, Missouri time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about June 25, 1996.

          At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect four directors of the Company, and to ratify the appointment of KPMG Peat Markwick LLP as auditors of the Company for the fiscal year ending March 31, 1997.

Vote Required and Proxy Information

          All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

          As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. As to the ratification of the appointment of KPMG Peat Marwick LLP as independent auditor of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or
(iii) ABSTAIN from voting on the item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked ABSTAIN.

          A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Karen K. Blankenship, Secretary, Hardin Bancorp, Inc., 2nd and Elm Street, Hardin, Missouri 64035.

Voting Securities and Certain Holders Thereof

          Stockholders of record as of the close of business on June 11, 1996 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,058,000 shares of Common Stock issued and outstanding. The following table sets forth information as of June 11, 1996 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the Common Stock and of all directors and executive officers of the Company and the Bank as a group.

                                                           Shares
                                                        Beneficially  Percent
Beneficial Owner                                           Owned      of Class
- -------------------------------------------------------  -----------  ---------
Hardin Bancorp, Inc. Employee Stock Ownership
  Plan/(1)/
2nd and Elm Street
Hardin, Missouri 64035                                   84,640       8.00%

Directors and executive officers of the Company
  and the Bank as a group (8 persons)                    44,630/(2)/  4.2

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 8,468 shares of which have been allocated to accounts of participants. First Bankers Trust of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. Does not include options to purchase shares of Common Stock granted under the Company's Stock Option Plan and does not include shares of restricted Common Stock awarded under the Company's Recognition and Retention Plan, which shares have not yet vested and as to which the participants do not yet have voting rights.


                       PROPOSAL I - ELECTION OF DIRECTORS

          The Company's Board of Directors is presently composed of five members, each of whom is also a director of the Bank. The Board of Directors has determined to increase the size of the Board from five members to seven members, effective as of the time of the Meeting, and has nominated Karen K. Blankenship and William L. Homan to fill the newly created directorships. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.

          The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                                         Shares of Common
                                       Age at                                                   Term    Stock Beneficially   Percent
                                      March 31,                                    Director      to           Owned at         of
             Name                       1996             Position(s) Held          Since (1)   Expire    March 31, 1996 (2)   Class
- -----------------------------------  ----------          ----------------          ---------  ---------  ------------------  -------
                                                         NOMINEES
                                                         --------

For Three-Year Term:
- --------------------

Robert W. King                       58                  President, Chief
                                                         Executive Officer,
                                                         and Director              1974       1999       16,674              1.6%


David D. Lodwick                     66                  Director                  1977       1999        5,000               .4

For Two-Year Term:
- ------------------

William L. Homan                                         Vice President
                                                         and Treasurer             --         1998       15,698              1.5

For One-Year Term:
- ------------------

Karen K. Blankenship                                     Senior Vice President
                                                         and Secretary             --         1997        1,942               .2

                                                         DIRECTORS CONTINUING IN OFFICE
                                                         ------------------------------

Ivan R. Hogan                        71                  Chairman of the Board     1963       1997       3,500                .3
David K. Hatfield                    68                  Director                  1976       1998       2,000                .2
W. Levan Thurman                     73                  Director                  1980       1998       2,500                .2

___  _____________________

/(1)/ Includes service as a director of the Bank.

/(2)/ Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. Also includes shares allocated to the individual accounts of Messrs. King and Homan and Mrs. Blankenship under the Bank's Employee Stock Ownership Plan. Does not include options to purchase shares of Common Stock granted under the Company's Stock Option Plan and does not include shares of restricted Common Stock awarded under the Company's Recognition and Retention Plan, which shares have not yet vested and as to which the participants do not yet have voting rights.

       The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

       Robert W. King. Mr. King has served as Chief Executive Officer of the Bank since 1990, and was named President in 1995. In these capacities, he is responsible for overseeing the day to day operations of the Bank. Mr. King joined the Bank in 1960 and served in various capacities prior to being named the Chief Executive Officer.

       David D. Lodwick. Mr. Lodwick is currently a practicing attorney in Excelsior Springs, Missouri.

       William L. Homan. Mr. Homan joined the Bank in June 1995 as Vice President and Treasurer. In that capacity, Mr. Homan is responsible for the supervision of all investments and cash flows of the Bank. Prior to joining the Bank, Mr. Homan was President and Chief Executive Officer of Brenton Savings Bank, FSB, Ames, Iowa.

       Karen K. Blankenship. Mrs. Blankenship is the Senior Vice President and Secretary of the Bank, responsible for the supervision of the accounting department and reporting to the regulatory authorities. Mrs. Blankenship joined the Bank as a teller in 1967, and has served the Bank in various capacities prior to her promotion to Senior Vice President in 1993.

       Ivan R. Hogan. Mr. Hogan was President of the Bank from 1981 to 1995 and has been on the Bank's Executive Committee of the Board of Directors since 1981. He currently works for the Bank on a part-time basis in the capacity of construction inspector. During fiscal 1996, Mr. Hogan received a salary of $12,500 and a bonus of $5,000 for services rendered to the Bank, in addition to director fees paid.

       David K. Hatfield. Mr. Hatfield currently is a part-time broker with Hatfield Real Estate and also owns and operates a farm in Cowgill, Missouri.

       W. Levan Thurman.  Mr. Thurman is a retired funeral director.

       In June 1995, Mr. William R. Morrow, who had served as a director of the Bank since 1980, retired from the board and was named a director emeritus.

Executive Officers Who Are Not Directors

       Executive officers of the Bank are elected annually by the Board of Directors of the Bank. The business experience of the executive officer of the Bank and the Company who is not also a director is set forth below.

       Lyndon M. Goodwin. Mr. Goodwin, age 51, is currently Vice President of the Bank responsible for the supervision of all lending operations of the Bank. Prior to joining the Bank in 1994, Mr. Goodwin was a County Supervisor of the United States Department of Agriculture, Farmer's Home Administration, for 28 years.

Meetings of the Board of Directors and Committees

       Board and Committee Meetings of the Company. The Board of Directors met 6 times during the year ended March 31, 1996. During fiscal 1996, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

       The Company formed standing Audit, Nominating and Compensation Committees in connection with its organization in June 1995.

       The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Hatfield, Lodwick and Thurman. The Audit Committee met 1 time in fiscal 1996.

       The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. The Nominating Committee met 1 time in fiscal 1996.

       The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this Committee are Directors Hogan, Lodwick and Thurman. The Compensation Committee met 3 times during fiscal 1996.

       Board and Committee Meetings of the Bank.   Meetings of the Bank's
Board of Directors are generally held on a monthly basis. The Board of Directors of the Bank held 14 meetings during the fiscal year ended
March 31, 1996. No director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

Director Compensation

       Upon completion of the conversion of the Bank from mutual to stock form, the Company adopted a policy of paying directors a fee of $2,000 per annum, payable quarterly. Additionally, during fiscal 1996, all directors of the Bank received a fee of $500 for each regular meeting. During the fiscal year, a total of 13 regular board meetings of the Bank were held, and each director received aggregate fees of $7,000. Directors do not receive any additional fees for attending special board meetings or for participation on committees.

       Stock Benefit Plans. Following approval by the Company's stockholders at a Special Meeting of Stockholders held on April 16, 1996, each director and director emeritus of the Company who is not a full-time employee (5 persons) received an option to purchase 5,290 shares of Common Stock under the Company's Stock Option Plan and an award of 2,116 shares of restricted stock under the Company's Recognition and Retention Plan. In addition, Mr. Homan and Ms. Blankenship received options to purchase 10,580 and 17,986 shares, respectively, under the Stock Option Plan, and 4,232 and 7,406 shares, respectively, of restricted stock under the Recognition and Retention Plan.

       Director Deferred Fee Agreement. In 1980, the Bank established a deferred compensation program for the benefit of its directors. This program permitted directors who elected to participate to defer up to 100% of director fees over a five year period. No director has entered the program since 1989. Pursuant to agreements entered into with participating directors, upon reaching age 65, the director (or in the event of death, his designated beneficiary) receives a specified monthly cash payment (designed to approximate the future value of the fees deferred) for a period of 120 months. In order to offset the expected payments under the deferred compensation plan, the Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to directors upon reaching age 65, the death benefits payable on the insurance policies have been selected to actuarially approximate the total monthly payment obligations. At March 31, 1996, all directors, including director emeritus William R. Morrow, have participated in the deferred compensation program. During fiscal 1996, directors Hogan, Hatfield, Thurman, Lodwick and director emeritus Morrow received payments of $11,220, $12,840, $19,353, $23,848 and $6,756, respectively, pursuant to the plan. Upon reaching age 65, President King will receive $40,460 per annum under these plans.

Executive Compensation

       The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

       The following table sets forth the compensation paid or accrued by the Bank for services rendered by Robert W. King, the President and Chief Executive Officer of the Bank. No other executive officer earned in excess of $100,000 during fiscal years 1995 and 1996.

================================================================================================================
                                            Summary Compensation Table
- ----------------------------------------------------------------------------------------------------------------
                                                                                 Long-Term
                                                                                Compensation
                             Annual Compensation/(1)/                              Awards
- ----------------------------------------------------------------------------------------------------------------
                                                               Other        Restricted
                                                               Annual         Stock      Options/   All Other
Name and Principal           Fiscal                          Compensation     Award        SARs    Compensation
    Position                 Year/(1)/  Salary($)  Bonus($)      ($)         ($)/(2)/     (#)/(3)/  ($)/(4)/
- ----------------------------------------------------------------------------------------------------------------
Robert W. King, President
and Chief Executive           1996      $80,096    $13,500     $  ---          ---         ---       $21,256
Officer                       1995      $77,200    $13,000     $  ---          ---         ---        $5,400
================================================================================================================

     ---------------------
/(1)/ In accordance with the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, Summary Compensation information is excluded for the fiscal year ended March 31, 1994, as the Company was not a public company during such periods.

/(2)/ Subsequent to the 1996 fiscal year end, on April 16, 1996, at a Special Meeting of Stockholders, the stockholders of the Company approved the Hardin Bancorp, Inc. Recognition and Retention Plan ("Recognition and Retention Plan"). Under the Recognition and Retention Plan, 42,320 shares of restricted stock are reserved for issuance to directors and officers of the Company. Pursuant to the Recognition and Retention Plan, Mr. King was awarded 10,580 restricted shares. Such awards had a market value of $11.50 per share on April 16, 1996, the date of grant. Such awards vest in equal installments at a rate of 20% per year beginning on April 16, 1997, one year from the date of grant, unless otherwise determined by the Board. Awards will be 100% vested upon termination of employment due to death or disability. When such shares become vested and are distributed, the recipient will also receive an amount equal to the accumulated dividends and earnings thereon.

/(3)/ Subsequent to the 1996 fiscal year end, on April 16, 1996, at a Special Meeting of Stockholders, the stockholders of the Company approved the Hardin Bancorp, Inc. 1995 Stock Option and Incentive Plan (the "Stock Option Plan") for the benefit of officers and employees. Under the Stock Option Plan, 105,800 shares of Common Stock are reserved for issuance to officers and directors. Under the Stock Option Plan, Mr. King was awarded options to purchase 26,450 shares of Common Stock. Such options vest in equal installments at a rate of 20% per year commencing one year from the date of grant. The first installment of options becomes exercisable on April 16, 1997. The exercise price of such options is $11.50, the fair market value of the underlying shares on April 16, 1996, the date of grant. No options were exercisable by the Named Executive Officer during fiscal 1996.

/(4)/ Includes $2,000 of board fees and $19,256 contributed under the Bank's Employee Stock Ownership Plan in fiscal 1996 and $5,400 of board fees in fiscal 1995.

Employment Agreements

       The Bank entered into an employment agreement effective upon consummation of the Bank's conversion to a stock institution, with Robert W. King, the Bank's and the Company's President and Chief Executive Officer, providing for a term of three years. The contract provides for payment to the employee for the remaining term of the contract unless the employee is terminated "for cause."

        The employment agreement for Mr. King provides for an annual base salary as determined by the Board of Directors, but not less than the employee's current salary. Mr. King's base salary (exclusive of director fees and bonuses) was $80,096 in fiscal 1996. So long as the contract remains in force, salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Bank.

       In the event there is a change in control of the Company or the Bank, as defined in the agreement, if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. King's base amount of compensation as defined in the Internal Revenue Code of 1986, as amended. Assuming a change in control were to take place as of March 31, 1996, the aggregate amounts payable to Mr. King pursuant to this change in control provision would be approximately $160,192.

       The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Company.

       The Bank has also entered into an employment agreement with Karen K. Blankenship, as Senior Vice President and Secretary. The agreement provides for a term of two years and a change of control payment equal to 150% of Ms. Blankenship's base amount of compensation, and is otherwise similar to the employment agreement with Mr. King.

Officers Compensation Agreement

       In December 1994, the Bank entered into a Compensation Agreement with President and Chief Executive Officer Robert W. King. The Compensation Agreement is an unfunded, non-qualified agreement which provides for a death benefit or a monthly retirement benefit for a period of 120 months that commences upon death or upon reaching age 65, payable to the officer or his designated beneficiaries. The agreement requires a five year period of continuous service and provides for a reduced monthly payment on a pro rata basis for a lesser period of continuous service. The Compensation Agreement also contains clauses requiring the employee to refrain from business activities which are in competition with the Bank without first obtaining the written consent of the Bank. The annual benefit upon death or reaching age 65 for Mr. King, assuming completion of the five year continuous service requirement, is $12,000. The Bank has purchased a life insurance contract on Mr. King whereby the Bank is the beneficiary in order to offset the expected payments under the Compensation Agreement.

Benefit Plans

       Pension Plan. The Bank's employees are included in the Financial Institutions Retirement Fund, a multi-employer comprehensive pension plan (the "Pension Plan"). This noncontributory defined benefit retirement plan covers all employees who have met minimum service and age requirements. Benefits are based upon the average annual compensation for the employee's five highest paid years of employment.

       The following table sets forth, as of March 31, 1996, estimated annual retirement benefits for individuals at age 65 payable in the form of a life annuity payment for various levels of compensation and years of service. Such payments are not subject to offset for social security benefits. At March 31, 1996, the estimated credited years of service of Mr. King was 33 years.

=====================================================================
                           Pension Plan Table
- ---------------------------------------------------------------------
                                  Years of Credited Service
                    -------------------------------------------------
High-Five Average
 Compensation        10 Years  15 Years  20 Years  25 Years  30 Years
- ---------------------------------------------------------------------
       $ 20,000       $ 3,000   $ 4,500   $ 6,000   $ 7,500   $ 9,000
- ---------------------------------------------------------------------
         30,000         4,500     6,750     9,000    11,250    13,500
- ---------------------------------------------------------------------
         50,000         7,500    11,250    15,000    18,750    22,500
- ---------------------------------------------------------------------
         75,000        11,250    16,875    22,500    28,125    33,750
- ---------------------------------------------------------------------
        100,000        15,000    22,500    30,000    37,500    45,000
- ---------------------------------------------------------------------
        150,000        22,500    33,750    45,000    56,250    67,500
=====================================================================

Indebtedness of Management

       The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

       All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors, executive officers, employees and their associates totaled $381,930 at March 31, 1996, which was 3.51% of the Bank's regulatory capital at that date and 2.38% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended

March 31, 1996. All loans to directors and officers were performing in accordance with their terms at March 31, 1996.


                   PROPOSAL II - RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

       The Company's independent auditors for the fiscal year ended
March 31, 1996 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Company for the fiscal year ending March 31, 1997, subject to ratification of such appointment by the stockholders. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1997.


                             STOCKHOLDER PROPOSALS


       In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 2nd and Elm Street, Hardin, Missouri 64035 no later than February 25, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                 OTHER MATTERS


       The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

       The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Hardin, Missouri
June 25, 1996

                             HARDIN BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                July 25,  1996


       The undersigned hereby appoints Ivan R. Hogan and W. Levan Thurman, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Hardin Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the American Legion Hall, located at 103 West Elm Street, Hardin, Missouri on July 25, 1996 at 1:30 p.m., Hardin, Missouri time and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

                   [_] FOR                         [_] VOTE WITHHELD

       INSTRUCTION:  To withhold your vote for any individual nominee, strike a line in that nominee's name below.

       ROBERT W. KING (three year term)   DAVID D. LODWICK (three year term)

       WILLIAM L. HOMAN (two year term)   KAREN K. BLANKENSHIP (one year term)

2. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending March 31, 1997.

              [_] FOR         [_] AGAINST          [_] VOTE WITHHELD

       In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.


                                    (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



Dated:                   , 1996
      -------------------            -------------------------------
                                     Signature of Stockholder
                                     Please sign exactly as your name(s)
                                     appear(s) to the left.  When signing
                                     as attorney, executor, administrator,
                                     trustee or guardian, please give your
                                     full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE


1061\96annmtg\proxy.1